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                                                                       EXHIBIT 5


                    [LETTERHEAD OF WEDGE GROUP INCORPORATED]



                                October 31, 2000

First Reserve Corporation
1801 California Street, Suite 4110
Denver, Colorado  80202
Attention: Tom Denison
Via Fax: (303) 382-2782

     Re: Amendment of Stock Purchase Agreement dated July 30, 2000 by and between WEDGE Group Incorporated, WGI Tyler, Inc., and First Reserve Fund VIII, L.P.

Dear Sirs:

This letter agreement (the "Letter Agreement") is to confirm our agreement to amend the Stock Purchase Agreement dated July 30, 2000 (the "Purchase Agreement") by and between WEDGE Group Incorporated ("WGI"), WGI Tyler, Inc., and First Reserve Fund VIII, L.P. ("First Reserve"). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement. The parties hereto have agreed as follows:

1. The current Section 7(c) shall be deleted in its entirety and replaced with the following:

"(c) The Adjustment Amount is payable after the first anniversary of the Closing, upon ten days written notice by Purchaser to Sellers that Purchaser has sold its Shares; provided however, such sale must also have occurred after the first anniversary of the Closing and before the tenth anniversary of the Closing."

2. The current Section 7(d) shall be deleted in its entirety and replaced with the following:

"(d) If at any time after the first anniversary of the Closing but before the tenth anniversary of the Closing, Purchaser becomes "reasonably insecure," as such term is used in the context of the Uniform Commercial Code, that Sellers can fund the Adjustment Amount, Sellers will, upon ten days written notice from Purchaser, secure Sellers' obligation to pay the Adjustment Amount with a letter of credit reasonably acceptable to Purchaser."

3.   The following provision shall be added as Section 7(e):

"(e) If upon the tenth anniversary of the Closing Purchaser has not sold all of its Shares, Purchaser shall be deemed for the purposes of determining the Adjustment Amount due to


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Letter to First Reserve Corp.
October 31, 2000
Page 2

Purchaser as specified in this Section 7 to have sold on the tenth anniversary of the Closing any remaining portion of its Shares at the highest mean of the daily closing prices per share of CBI Stock as reported on the New York Stock Exchange for any period of 40 consecutive trading days prior to such tenth anniversary."

4.   The following provision shall be added as Section 8.1(c):

"(c) The shareholders of CBI shall have elected the FRF Designees (as that term is defined in the Shareholders' Agreement ("the First Reserve Shareholders' Agreement") attached as Annex B to the Shareholder Agreement between Wedge and
CBI)."

5. This Letter Agreement complies with Sections 10 and 11 of the Purchase Agreement. No action taken in accordance with this Letter Agreement shall be deemed or interpreted as a violation of any provision of the Purchase Agreement.


      [signature page to the Letter Agreement of October 31, 2000 follows]


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                                         WEDGE GROUP INCORPORATED

                                         By:      /s/ James M. Tidwell
                                              ----------------------------------

                                         Title:   Vice President
                                                 -------------------------------


                                         WGI TYLER, INC.

                                         By:      /s/ James M. Tidwell
                                              ----------------------------------

                                         Title:   President
                                                 -------------------------------

ACCEPTED AND AGREED:
FIRST RESERVE FUND VIII, L.P.

By: FIRST RESERVE GP VIII, L.P.
its general partner

By: FIRST RESERVE CORPORATION,
its general partner

By:      /s/ Thomas R. Denison
     -------------------------------

Title:   Managing Director
        ----------------------------

cc:  (by telefax)

Gibson, Dunn & Crutcher LLP
1801 California Street, Suite 4100
Denver, Colorado  80202
Attention:  Richard M. Russo
Fax: (303) 313-2838






            [signature page to Letter Agreement of October 31, 2000]